Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL

To Tender Common Shares
of
AGILYSYS, INC.
Pursuant to its Offer to Purchase
Dated August 21, 2007

THE TENDER OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON
WEDNESDAY, SEPTEMBER 19, 2007, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the Tender Offer is:
National City Bank

If delivering by mail:	If delivering by facsimile:	If delivering by hand or courier:
National City Bank, Depositary Corporate Actions Processing Center P.O. Box 859208 161 Bay State Drive Braintree, Massachusetts 02185-9208	(781) 380-3388	National City Bank, Depositary Corporate Actions Processing Center 161 Bay State Drive Braintree, Massachusetts 02184

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Delivery of this Letter of Transmittal and any other required documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO TENDER COMMON SHARES (THE “SHARES”) HELD IN THE RETIREMENT PLAN OF AGILYSYS, INC.; INSTEAD, YOU MUST FOLLOW THE DIRECTIONS SET FORTH IN THE “LETTER TO PARTICIPANTS IN THE RETIREMENT PLAN OF AGILYSYS, INC.” SENT TO PARTICIPANTS IN THAT PLAN.

You should use this Letter of Transmittal if you are tendering physical certificates or are causing the Shares to be delivered by book-entry transfer to the Depositary’s account at The Depository Trust Company, which is hereinafter referred to as the “Book-Entry Transfer Facility”, pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please fill in exactly as name(s)	Shares Tendered
appear(s) on Share Certificate(s))	(Attach and sign additional list if necessary)
		Total Number of	Number of
	Certificate	Shares Represented	Share(s)
	Number(s)	by Certificate(s)	Tendered*

Total Shares

Indicate in the boxes below the order (by certificate number) in which Shares are to be purchased in the event of proration:**

1st:	2nd:	3rd:	4th:

* Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4
** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 7

If you desire to tender Shares of Agilysys, Inc. (“Agilysys”) pursuant to the Tender Offer, but you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Additional Information if Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery:

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If any certificate evidencing the Shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should call the Depositary, as Transfer Agent, at (800) 622-6757 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 15.

☐	Check here if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:

Account No.:

Transaction Code No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK ONLY ONE BOX.  IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER
(See Instruction 5)

☐	The undersigned desires to maximize the chance of having Agilysys purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE BOX INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the purchase price determined by Agilysys pursuant to the Tender Offer. This action will result in receiving a price per Share as low as $16.25 or as high as $18.50.

— OR —

SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER
(See Instruction 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price for the Shares is less than the price checked below. If the purchase price for the Shares is equal to or greater than the price checked, then the Shares purchased by Agilysys will be purchased at the purchase price. A shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and validly withdrawn in accordance with Section 4 of the Offer to Purchase).

PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $16.25	☐ $17.25	☐ $18.25
☐ $16.50	☐ $17.50	☐ $18.50
☐ $16.75	☐ $17.75
☐ $17.00	☐ $18.00

You WILL NOT have validly tendered your Shares unless you check ONE AND ONLY ONE BOX ABOVE

ODD LOTS
(See Instruction 6)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.

On the date hereof, the undersigned either (check ONE box):

☐	Is the beneficial or record owner of an aggregate of fewer than 100 Shares and is tendering all of those Shares, or

☐	Is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares (check ONE box):

☐	At the purchase price, which will be determined by Agilysys in accordance with the terms of the Tender Offer (persons checking this box should check the box under the heading “Shares Tendered at Price Determined Pursuant to the Tender Offer”); or

☐	At the price per Share indicated under the heading “Shares Tendered at Price Determined by Shareholder.”

CONDITIONAL TENDER
(See Instruction 16)

A tendering shareholder may condition his or her tender of Shares upon Agilysys purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares you indicate below is purchased by Agilysys pursuant to the terms of the Tender Offer, none of the Shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased, if any are purchased, is Shares

If, because of proration, the minimum number of Shares designated will not be purchased, Agilysys may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked the box below:

☐	The tendered Shares represent all Shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 8, 9 and 10)
To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any U.S. federal income tax withholding) and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than the account designated above.

CHECK ONE OR BOTH BOXES AS APPROPRIATE.

☐ Issue Check to:

☐ Share certificate(s) to:

Name(s)
(Please Print)

Address
(Include Zip Code)

Taxpayer Identification or Social Security No.
(See Substitute W-9 included herein)

☐	Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 8, 9 and 10)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any U.S. federal income tax withholding) and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

CHECK ONE OR BOTH BOXES AS APPROPRIATE.

☐ Deliver Check to:

☐ Share certificate(s) to:

Name
(Please Print)

Address
(Include Zip Code)

Signature

Taxpayer Identification or
Social Security No.
(See Substitute W-9 included herein)

IMPORTANT — SHAREHOLDER(S) SIGN HERE
(PLEASE COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 8.)

Signature(s) of Owner(s):

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See Substitute Form W-9 included herein)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 8)

Authorized Signature:

Name(s):
(Please Print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Ladies and Gentlemen:

The undersigned hereby tenders to Agilysys, Inc., an Ohio corporation (“Agilysys”), the above-described Shares, without par value, pursuant to the Agilysys offer to purchase up to 6,000,000 Shares at a price per Share indicated in this Letter of Transmittal, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 21, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended or supplemented from time to time, constitute the “Tender Offer”). The undersigned acknowledges that in the event more than 6,000,000 Shares are tendered pursuant to the Tender Offer, Agilysys may exercise its right to purchase up to an additional 2% of its outstanding Shares without extending the Tender Offer. Agilysys also expressly reserves the right, in its sole discretion, to purchase additional Shares subject to applicable legal requirements.

Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby (i) sells, assigns and transfers to or upon the order of Agilysys all right, title and interest in and to all the Shares that are being tendered hereby which are so accepted and paid for; (ii) orders the registration of any Shares tendered by book-entry transfer that are purchased under the Tender Offer to or upon the order of Agilysys; and (iii) appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Agilysys upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such Shares;

(2) present such Shares for transfer and cancellation on the books of Agilysys; and

(3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Tender Offer.

The undersigned understands that Agilysys will, upon and subject to the terms and conditions of the Tender Offer, determine a single per Share price, not greater than $18.50 nor less than $16.25 per Share, that it will pay for Shares validly tendered and not withdrawn pursuant to the Tender Offer, after taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that Agilysys will select the lowest Purchase Price that will allow it to purchase up to 6,000,000 Shares or, if a lesser number of Shares are validly tendered and not withdrawn, all such Shares that are properly tendered and not withdrawn. The undersigned further understands that Agilysys reserves the right to purchase more than 6,000,000 Shares pursuant to the Tender Offer, subject to certain limitations and legal requirements as set forth in the Tender Offer. All Shares properly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased, subject to the conditions of the Tender Offer and the “odd lot” priority, proration and conditional tender provisions described in the Offer to Purchase. The undersigned understands that all shareholders whose Shares are purchased by Agilysys will receive the same Purchase Price for each share purchased pursuant to the Tender Offer.

The undersigned hereby represents and warrants that the undersigned:

(1) has a net long position in Shares at least equal to the number of Shares being tendered;

(2) has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by Agilysys, Agilysys will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claims;

(3) will, upon request, execute and deliver any additional documents deemed by the Depositary or Agilysys to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby; and

(4) the undersigned has read and agrees to all the terms of the Tender Offer.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Agilysys upon the terms and subject to the conditions of the Tender Offer. The undersigned acknowledges that under no circumstances will Agilysys pay interest on the Purchase Price.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Agilysys may terminate or amend the Tender Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In addition, the undersigned also recognizes that, subject to applicable law, Agilysys has expressly reserved the right, in its sole discretion, to amend the Tender Offer in any respect, including by decreasing or increasing the consideration offered in the Tender Offer or by decreasing or increasing the number of Shares sought in the Tender Offer. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing the Shares tendered hereby. The certificate number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of any Shares purchased (less the amount of any U.S. federal income tax withholding), and return any Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions” herein, please mail the check for the Purchase Price of any Shares purchased (less the amount of any U.S. federal income tax withholding) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any U.S. federal income tax withholding) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that Agilysys has no obligation, pursuant to the “Special Payment Instructions,” to transfer any certificates for Shares from the name of its registered holder(s) or to order the registration or transfer of Shares tendered by book-entry transfer if Agilysys does not accept for payment any of the Shares so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Tender Offer

IF YOU PARTICIPATE IN THE RETIREMENT PLAN OF AGILYSYS, INC. (THE “PLAN”), YOU MUST NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SHARES ATTRIBUTABLE TO YOUR ACCOUNT. INSTEAD, YOU MUST USE THE SEPARATE PLAN DIRECTION FORM SENT TO PARTICIPANTS IN THE PLAN IN THE “LETTER TO PARTICIPANTS IN THE RETIREMENT PLAN OF AGILYSYS, INC.” YOU SHOULD READ THE SEPARATE TENDER INSTRUCTION FORMS AND RELATED MATERIALS CAREFULLY.

1.  Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 10. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

2.  Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure.  You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the Depositary or (c) causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal or an Agent’s Message (as defined below) in connection with book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

Agent’s Message.  The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Agilysys may enforce such agreement against that participant.

Guaranteed Delivery.  If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a) such tender must be made by or through an Eligible Institution;

(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Agilysys must be received by the Depositary by the Expiration Date, specifying the price at which Shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of all documents, including share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, Agilysys will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the Shares.

3.  Inadequate Space.  If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

4.  Partial Tenders.  (Not applicable to shareholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the Shares represented by any certificate(s) that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the column “Number of Shares Tendered” in the section entitled Description of Shares Tendered. In this case, if Agilysys purchases some but not all of the Shares you tender, Agilysys will issue you a new certificate for the remainder of the Shares represented by the old certificate which will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Tender Offer. Unless you indicate otherwise, all Shares represented by certificate(s) listed and delivered to the Depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the Shares will be credited to the appropriate account maintained by the tendering shareholder at the Book-Entry Transfer Facility. In each case, Shares will be returned or credited without expense to the shareholder.

5.  Indication of Price at Which Shares Are Being Tendered.  In order to validly tender by this Letter of Transmittal, you must either:

(a) check the box under “Shares Tendered at Price Determined Pursuant to the Tender Offer” in order to maximize the chance of having Agilysys purchase all of the Shares that you tender (subject to the possibility of proration) OR

(b) check the box indicating the price per Share at which you are tendering Shares, under “Shares Tendered at Price Determined by Shareholder.”

By checking the box under “Shares Tendered at Price Determined Pursuant to the Tender Offer” you agree to accept the Purchase Price resulting from the Tender Offer process, which may be as low as $16.25 or as high as $18.50 per Share. By checking a box under “Shares Tendered at Price Determined by Shareholder,” you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price that you checked.

YOU MAY CHECK ONLY ONE BOX. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your Shares. If you wish to tender portions of your share holdings at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares at more than one price (unless you previously tendered and withdrew those Shares, as provided in Section 4 of the Offer to Purchase).

6.  Odd Lots.  As described in Section 1 of the Offer to Purchase, if Agilysys purchases less than all Shares tendered and not withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares and who tenders all of such Shares at or below the purchase price. Even if you otherwise qualify for such “odd lot” preferential treatment, you will not receive such preferential treatment unless you complete the box captioned “Odd Lots.”

7.  Order of Purchase in Event of Proration.  Shareholders may specify the order in which their Shares are to be purchased in the event that as a result of the proration provisions or otherwise, some but not all of the tendered Shares are purchased in the Tender Offer. The order of purchase may have an effect on the U.S. federal income tax treatment of the purchase for the Shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

8.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

(b) Joint Holders.  If any of the Shares tendered hereby are held of record by two or more persons, ALL such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates.  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d) Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby or if payment is to be made to a person other than the registered holder(s), certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

9.  Stock Transfer Taxes.  Except as provided in this Instruction 9, Agilysys will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Tender Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price by the Depositary, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

10.  Special Payment and Delivery Instructions.  If the check for the purchase price of any Shares purchased is to be issued and any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this Letter of Transmittal should be completed.

11.  U.S. Federal Income Tax Withholding.  Under the U.S. federal income tax law, the Depositary will be required to withhold 28% of the amount of any payments made to certain shareholders or other payees pursuant to the Tender Offer. In order to avoid such backup withholding, each tendering shareholder that is a U.S. person (including a U.S. resident alien) must provide the Depositary with such shareholder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth below.

In general, if a shareholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder pursuant to the Tender Offer may be subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements (but may be subject to other tax withholding requirements described below). In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Such form can be obtained from the Depositary.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Tender Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

NOTE:  FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

As more fully described in Section 14 of the Offer to Purchase under the caption “United States Federal Income Tax Consequences,” U.S. federal income tax at a rate of 30% may be withheld from gross proceeds paid to a non-U.S. shareholder or his agent. Please refer to Section 14 of the Offer to Purchase under the caption “United States Federal Income Tax Consequences” for a description of when a non-U.S. Shareholder is subject to withholding.

In order to obtain a reduced rate of withholding or exemption from withholding under a tax treaty, a non-U.S. shareholder must deliver to the Depositary, before the payment, a properly completed and executed statement claiming such an exemption or reduction. Such statements can be obtained from the Depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Tender Offer are effectively connected with the conduct of a trade or business within the United States, a non-U.S. shareholder must deliver to the Depositary a properly executed statement claiming such an exemption. Such statements can be obtained from the Depositary. Non-U.S. shareholders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

12.  Irregularities.  All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Agilysys in its sole discretion, which determinations shall be final and binding on all parties. Agilysys reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Agilysys counsel, be unlawful. Agilysys also reserves the absolute right to waive any of the conditions of the Tender Offer and any defect or irregularity in the tender of any particular Shares, and Agilysys’ interpretation of the terms of the Tender Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Agilysys shall determine. None of Agilysys, the Dealer Manager, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

13.  Requests for Assistance or Additional Copies.  Questions and requests for assistance regarding the Tender Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent.

14.  Equity Compensation Plans.  If you hold vested options in any of the Stock Option Plans (as defined in the Offer to Purchase), then you must exercise such vested options in accordance with the terms and conditions of the applicable Stock Option Plan, and you may then tender the Shares received from such exercise by following the instructions set forth in the Offer to Purchase and this Letter of Transmittal. Holders of vested and unexercised options who wish to exercise vested options and tender Shares issued upon such exercise in the Tender Offer should allow for appropriate time for processing of such exercise in accordance with the terms and conditions of the applicable stock option plan prior to the expiration of the Tender Offer. An exercise of an option cannot be revoked for any reason even if Shares received upon the exercise thereof and tendered in the Tender Offer are not purchased in the Tender Offer.

15.  Lost, Stolen, Destroyed or Mutilated Certificates.  If your certificate or certificates for part or all of your Shares have been lost, stolen, destroyed or mutilated, you should call the Depositary, as Transfer Agent, at (800) 622-6757 regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation. We cannot process this Letter of Transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates.

16.  Conditional Tenders.  As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether Agilysys accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, Agilysys may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, Agilysys will limit its purchase in each case to the designated minimum number of Shares to be purchased.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your Shares, you cannot conditionally tender since your Shares will not be subject to proration. Each shareholder is urged to consult his or her own tax advisor.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 5:00 p.m., Eastern Standard Time, on the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS

See Sections 3 and 14 in the Offer to Purchase, Instruction 11 in this Letter of Transmittal and the enclosed
Guidelines for Certification of Taxpayer Identification Number on this Substitute Form W-9

WARNING: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO THE SHAREHOLDER

TAXPAYER’S NAME:
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification
Part 1 —Taxpayer Identification Number —
PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

If you do not have a TIN, see the enclosed Guidelines for information on obtaining a number. If you are awaiting (or will soon apply for) a TIN, check the box in Part 2.

 Part 2 — Awaiting TIN ☐   Exempt ☐
Social Security Number - - OR Employer Identification Number -
Part 3 — Certification — Under penalties of perjury, I certify that:
(1) I am a U.S. person (including a U.S. resident alien);
(2) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(3) I am not subject to backup withholding because:
(a) I am exempt from backup withholding,
(b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Certification Instructions — You must cross out item (3) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
Signature of U.S. Person: Date: ____________
Name:
Address:
City: State: _______ Zip: ____________

YOU MUST COMPLETE THE FOLLOWING ADDITIONAL CERTIFICATION IF YOU ARE
AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered, or intend to mail or deliver in the near future, an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office. I understand that 28% of all reportable payments made to me will be withheld if I do not timely provide a correct taxpayer identification number.

Signature:     Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER TAXPAYER IDENTIFICATION NUMBER TO PROVIDE TO THE PAYER — Social security numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer Identification Numbers have nine digits separated by one hyphen (i.e., 00-0000000). The table below will help you determine the number to give the tax payer.

Give the
SOCIAL SECURITY
For this type of account:		number of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner(3)

Give the
EMPLOYER
IDENTIFICATION
For this type of account:		number of —

6.	Sole proprietorship or single-member LLC that is disregarded as separate from its owner	The owner(3)
7.	Partnership or multiple member LLC that has not elected to be taxed as a corporation	The partnership or LLC
8.	Corporation or LLC that has elected to be taxed as a corporation on Form 8832	The corporation or LLC
9.	A broker or registered nominee	The broker or nominee
10.	A valid trust, estate or pension trust	The legal entity(4)
11.	Association, club, religious, charitable, educational organization or other tax-exempt organization	The organization
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

If no name is circled when there is more than one name, the number will be considered that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”) or if you do not know your number, obtain Form SS-5 (Application for Social Security Card), form W-7 (application for TIN) or Form SS-4 (Application for Employer Identification Number) at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In addition, you must check the box marked “Awaiting TIN” in Part 2 of Substitute Form W-9 and sign and date the “Certification of Awaiting Taxpayer Identification Number” at the bottom of the form. If you do not timely provide a TIN, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the U.S. Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2),

•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing,

•	An international organization or any agency or instrumentality thereof, and

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation,

•	A financial institution,

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•	A real estate investment trust,

•	A common trust fund operated by a bank under Section 584(a),

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended,

•	A middleman known in the investment community as a nominee or custodian,

•	A futures commission merchant registered with the Commodity Futures Trading Commission,

•	A foreign central bank of issue, and

•	A trust exempt from tax under Section 664 or a non-exempt trust described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441,

•	Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner,

•	Payments of patronage dividends where the amount received is not paid in money,

•	Payments made by certain foreign organizations, and

•	Section 404(k) payments made by an ESOP.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD COMPLETE AND RETURN SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Exempt payees should furnish their TIN, check the box labeled “Exempt” in Part 2 and sign and date the form. If you are a non-U.S. person, you must submit the appropriate IRS Form W-8 signed under penalty of perjury attesting to non-U.S. status. Such forms may be obtained from the Depositary or at www.irs.gov.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carryout their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION
CONTACT YOUR TAX ADVISOR
OR THE IRS.

The Information Agent for the Tender Offer is:

17 State Street, 10th Floor
New York, New York 10004

Banks and Brokerage Firms please call: (212) 440-9800

Call Toll-Free: (866) 909-6471

The Dealer Manager for the Tender Offer is:

277 Park Avenue, 9th Floor
New York, New York 10172

Call Collect: (212) 622-2922

Call Toll-Free: (877) 371-5947